The Gabelli Focus Five Fund

A series of the Gabelli Equity Series Funds, Inc.

SUMMARY PROSPECTUS January 28, 2015

Class AAA (GWSVX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gabelli Focus Five Fund (the “Focus Five Fund”) seeks to provide a high level of capital appreciation.

Fees and Expenses of the Focus Five Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Focus Five Fund.

Focus Five Fund
Shareholder Fees:
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.13%

Total Annual Fund Operating Expenses	1.38%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Focus Five Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Focus Five Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Focus Five Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$140	$437	$755	$1,657

Portfolio Turnover

The Focus Five Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Focus Five Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Focus Five Fund’s performance. During the most recent fiscal year, the Focus Five Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Focus Five Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions. The balance of the Fund’s net assets will be held in short term high grade investments or cash and cash equivalents. To the extent the Fund invests in such short term investments or cash, it will impact the likelihood of achieving its investment objective. The Fund may invest in U.S. and non-U.S. securities, including emerging market securities. The Focus Five Fund’s Adviser will consider for purchase the securities of all companies, regardless of the size of capitalization (capitalization is the price per share multiplied by the number of shares outstanding), whose market capitalization trades at a discount to Private Market Value (PMV) at the time of investment. PMV is the price that the Focus Five Fund’s portfolio managers believe an informed buyer would pay to acquire a company’s entire business. Many of the holdings in the Focus Five Fund’s portfolio will be considered by the Focus Five Fund’s portfolio managers to have a potential near term catalyst, or event, that might surface underlying value. Positions will be sold when they trade near or above PMV or if a catalyst fails to materialize as anticipated.

In selecting investments for the Focus Five Fund, the Adviser focuses on issuers that:

•	have potential for long term earnings per share growth
•	may be subject to a catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well managed
•	may be subject to rapid changes in industry conditions due to regulatory or other developments
•

may have changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

Principal Risks

You May Want to Invest in the Focus Five Fund if:

•	you are a long term investor
•	you seek capital appreciation

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Focus Five Fund is not guaranteed; you may lose money by investing in the Focus Five Fund. When you sell Focus Five Fund shares, they may be worth more or less than what you paid for them.

Investing in the Focus Five Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Focus Five Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Focus Five Fund holds, then the value of the Focus Five Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Focus Five Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Value Investing Risk.    The Focus Five Fund may invest in value stocks and they involve the risk that they may not reach what the portfolio manager believes are their full market values. From time to time value investing falls out of favor with investors. During those periods, the Focus Five Fund’s relative performance may suffer.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Focus Five Fund (including the Focus Five Fund’s prior investment strategy that was in effect through March 9, 2012) by showing changes in the Focus Five Fund’s Class AAA Shares performance from year to year and by showing how the Focus Five Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Focus Five Fund’s past performance (before and after taxes) does not predict how the Focus Five Fund will perform in the future. Updated information on the Focus Five Fund’s results can be obtained by visiting www.gabelli.com.

FOCUS FIVE FUND

(Total Returns for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 26.63% (quarter ended June 30, 2009), and the lowest return for a quarter was (27.77)% (quarter ended December 31, 2008).

Prior to March 2012 and the implementation of the Fund’s current strategy, it invested 80% of its assets under normal conditions in equity securities of companies considered small capitalization companies at the time of investment.

Average Annual Total Returns (for the years ended December 31, 2014)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Focus Five Fund Class AAA Shares (first issued on 12/31/02)
Return Before Taxes	3.80%	15.27%	7.73%
Return After Taxes on Distributions	0.80%	14.28%	6.40%
Return After Taxes on Distributions and Sale of Fund Shares	2.87%	12.00%	6.08%
Indexes (reflects no deduction for fees, expenses or taxes)
Standard & Poor’s (“S&P”) S&P 500 Index	13.69%	15.45%	7.67%
Russell 2500 Index	7.07%	16.36%	8.72%
Russell 1000 Index	13.24%	15.64%	7.96%
MSCI ACWI Ex-US	(3.87)%	4.43%	5.13%
50% Russell 2500 Index and 25% Russell 1000 and 25% MSCI ACWI Ex-US	5.82%	13.19%	7.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Focus Five Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

In addition to the S&P 500 Index, which is a widely recognized, unmanaged index of large cap U.S. equities, the Focus Five Fund’s returns are also compared with the Russell 2500 Index, the Russell 1000 Index, the MSCI ACWI Ex-US Index and a weighted blend of these three indices constituted as follows: 50% Russell 2500 Index, 25% Russell 1000 Index and 25% MSCI ACWI Ex-US Index. The Russell 2500 Index is a widely recognized, unmanaged index of small to mid-cap U.S. equities, the Russell 1000 Index is a widely recognized, unmanaged index of large-cap U.S. equities and the MSCI ACWI Ex-US Index is an unmanaged index of small, mid and large cap equities across developed and emerging markets, excluding the U.S. The Focus Five Fund is comparing its returns with these additional three indices, as well as a weighted blend of these additional three indices, because the Focus Five Fund believes that these three indices are better broad-based representations of the equity markets in which it invests, and because the weighted blend of these three indices represents a reasonable approximation of its current investment focus. The Focus Five Fund intends to remove the S&P 500 Index comparison in the future.

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Focus Five Fund.

The Portfolio Manager. Mr. Daniel M. Miller has served as portfolio manager of the Focus Five Fund since January 2012.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Focus Five Funds on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Focus Five Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Focus Five Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Focus Five Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Focus Five Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Focus Five Fund.

Tax Information

The Focus Five Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Focus Five Fund through a broker-dealer or other financial intermediary (such as a bank), the Focus Five Fund and its related companies may pay the intermediary for the sale of Focus Five Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Focus Five Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

840 2015

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